Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s statement of additional information, online at insurancefunds.mfs.com.  You can also get this information at no cost by calling 1-800-225-2606 or by sending an e-mail request to orderliterature@mfs.com.  The fund’s prospectus and statement of additional information, both dated April 29, 2012, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

CLASS	TICKER SYMBOL
Service Class	N/A

Summary of Key Information

Investment Objective
The fund’s investment objective is to seek capital appreciation.

Fees and Expenses
This table describes the fees and expenses that you may pay when you hold shares of the fund. Expenses have been adjusted to reflect current fee arrangements. If the fees and expenses imposed by the investment vehicle through which an investment in the fund is made were included, your expenses would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.60%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	1.79%
Total Annual Fund Operating Expenses	2.64%
Fee Reductions and/or Expense Reimbursements 1	(1.79)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.85%

1
MFS has agreed in writing to bear the fund's expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity), such that "Total Annual Fund Operating Expenses" do not exceed 0.85% of the fund's average daily net assets annually for Service Class shares. This written agreement will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least April 30, 2013.

MFS Blended Research Growth Portfolio

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. If the fees and expenses imposed by the investment vehicle through which an investment in the fund is made were included, your expenses would be higher.

The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods; your investment has a 5% return each year; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Service Class Shares	$87	$650	$1,240	$2,840

Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example,” affect the fund’s performance.  During the most recent fiscal year, the fund’s portfolio turnover rate was 76% of the average value of its portfolio.

Principal Investment Strategies
MFS (Massachusetts Financial Services Company, the fund's investment adviser) normally invests the fund’s assets primarily in equity securities. Equity securities include common stocks, preferred stocks, securities convertible into stocks, and depositary receipts for those securities.

MFS focuses on investing the fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies).

While MFS may invest the fund’s assets in companies of any size, MFS generally focuses on companies with large capitalizations.

MFS may invest the fund’s assets in foreign securities.

MFS uses a bottom-up approach to buying and selling investments for the fund. Investments are selected based on fundamental analysis of individual issuers and quantitative models that systematically evaluate issuers.

Principal Risks
As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Stock Market/Company Risk:  Stock markets are volatile and can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, and other conditions, as well as to investor perceptions of these conditions. The price of an equity security can decrease significantly in response to these conditions, and these conditions can affect a single issuer or type of security, issuers within a broad market sector, industry or geographic region, or the market in general.

Growth Company Risk: The stocks of growth companies can be more sensitive to the company’s earnings and more volatile than the market in general.

Foreign Risk: Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

Investment Selection Risk:  The MFS analysis of an investment can be incorrect and can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Counterparty and Third Party Risk:  Transactions involving a counterparty or third party other than the issuer of the instrument are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Liquidity Risk:  It may not be possible to sell certain investments, types of investments, and/or segments of the market at any particular time or at an acceptable price.

Performance Information
The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing changes in the fund’s performance over time. The performance table also shows how the fund's performance over time compares with that of a broad measure of market performance.

The fund’s past performance does not necessarily indicate how the fund will perform in the future. Updated performance is available at mfs.com or by calling 1-877-411-3325. If the fees and expenses imposed by the investment vehicle through which an investment in the fund is made were included, they would reduce the returns shown.

Service Class Bar Chart.
The total return for the three-month period ended March 31, 2012 was 14.67%. During the period(s) shown in the bar chart, the highest quarterly return was 14.50% (for the calendar quarter ended June 30, 2009) and the lowest quarterly return was (22.97)% (for the calendar quarter ended December 31, 2008).

MFS Blended Research Growth Portfolio

Performance Table.

Average Annual Total Returns

(for the Periods Ended December 31, 2011)

Share Class	1 YEAR	LIFE INCEPTION 12-18-2007
Service Class Shares	1.78%	0.16%
Index Comparison (Reflects no deduction for fees, expenses or taxes)
Russell 1000 Growth Index	2.64%	0.72%

Investment Adviser
MFS serves as the investment adviser for the fund.

Portfolio Manager(s)

Portfolio Manager	Since	Title
Matthew W. Krummell	2008	Investment Officer of MFS

Purchase and Sale of Fund Shares
The Board of Trustees that oversees the fund voted at its meeting held on June 19, 2012, to liquidate and terminate the fund effective June 25, 2012, or as soon thereafter as practicable (the “Termination Date”).  As a result, the fund is closed to new investments.

It is expected that the fund will begin to liquidate portfolio securities in anticipation of its termination, and therefore may not be managed to meet its investment objective for a period of several days leading up to the Termination Date.

Shareholders will receive the cash equivalent of their proportionate interest in the fund on the Termination Date.

Taxes
Because shares of the fund are offered to insurance company separate accounts, qualified retirement plans and pension plans, and other eligible investors, you should consult with the insurance company that issued your contract, plan sponsor, or other eligible investor through which your investment in the fund is made to understand the tax treatment of your investment.

Payments to Financial Intermediaries
If you purchase the fund through an insurance company, plan sponsor, broker-dealer, or other financial intermediary, the fund, MFS, and its affiliates may make payments to insurance companies, plan sponsors, other financial intermediaries, and all of their affiliates for distribution and/or other services. These payments may create a conflict of interest for the insurance company, plan sponsor, or other financial intermediary to include the fund as an investment option in their product or to recommend the fund over another investment option. Ask your financial intermediary, insurance company, or plan sponsor, or visit your financial intermediary's or insurance company's Web site, for more information.